Item 9.  Regulation FD Disclosure

The following reproduces the certifications provided by the Registrant's Chief Executive Officer and Chief Financial Officer that accompanied the Registrant's Form 10-Q filed November 8, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David J. McNally, certify to the best of my knowledge and belief, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ZEVEX International, Inc. (the "Company") on Form 10-Q for the quarter ending September 30, 2002 as filed with the Securities and Exchange Commission on November 8, 2002 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.

/s/  David J. McNally

David J. McNally
Chief Executive Officer
November 8, 2002

I, Phillip L. McStotts, certify to the best of my knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ZEVEX International, Inc. (the "Company") on Form 10-Q for the quarter ending September 30, 2002 as filed with the Securities and Exchange Commission on November 8, 2002 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.

/s/  Phillip L. McStotts

Phillip L. McStotts
Chief Financial Officer
November 8, 2002